INDEMNITY AGREEMENT


         The undersigned, LUNDGREN BROS. CONSTRUCTION, INC., a Minnesota corporation ("Lundgren"), EDMUND M. LUNDGREN, ALLAN D. LUNDGREN, PETER PFLAUM, PATRICK C. WELLS and GERALD T. LUNDGREN (hereinafter collectively referred to as the "Indemnitors"), jointly and severally, in consideration of FIRST BANK NATIONAL ASSOCIATION, a national banking association ("Indemnitee"), agreeing to make a revolving construction and development loan ("Loan") in the amount of Five Million and No/100 Dollars ($5,000,000.00) to Lundgren Bros. Construction, Inc., and for the purpose of inducing the Indemnitee to make the Loan and with knowledge that Indemnitee intends to rely upon the certifications and undertakings set forth herein agree as follows:

         1. For purposes of this Agreement, (a) the term "Hazardous Materials or Wastes" shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation asbestos, polychlorinated biphenyls (PCBs) and petroleum products as defined, determined or identified as such in any Laws, as hereinafter defined, and (b) the term "Laws" means any federal, state or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) including, without limitation, the Clean Water Act, 33 U.S.C.ss.ss. 1251 et seq. (1972), the Clean Air Act, 42 U.S.C.ss.ss. 7401 et seq. (1970), the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.ss. 1802, and the Resource Conservation and Recovery Act, 42 U.S.C.ss. 6901 et seq., the Toxic Substances Control Act, or other similar laws, as well as implementing regulations enacted or promulgated to protect the public health, welfare or the environment, including state or local laws, regulations or ordinances, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

         2. Indemnitors hereby agree to indemnify Indemnitee and hold Indemnitee harmless from and against all loss, liability, damage and expense, including attorneys' fees, suffered or incurred by the Indemnitee as a result of the existence of Hazardous Materials or Wastes upon that certain real estate and the improvements located thereon described in Exhibit "A" attached hereto and made a part hereof together with any additional real estate and the improvements thereon which Lundgren owns or acquires and which is or becomes a Construction Project or a Development Project as defined in that certain Revolving Construction and Development Loan Agreement of even date herewith by and between Lundgren and Indemnitee (hereinafter all such real estate and improvements shall be referred to as the "Premises"), including any loss of value of the Premises as a result of the foregoing, whether as holder of the Loan, as mortgagee in possession or as successor-in-interest fee owner to Lundgren Bros. Construction, Inc., by foreclosure proceedings or deed in lieu of foreclosure.

         3. It is understood and agreed that the foregoing undertaking to indemnify Indemnitee shall include but not be limited to the assertion against Indemnitee of any claim, whenever raised:
                  (a) relating to the presence of Hazardous Materials or Wastes upon the Premises first occurring prior to the date on which Lundgren Bros. Construction, Inc., is no longer fee owner of the Premises, or (b) relating to the failure to comply with any local, state, or federal statutes and/or regulations regarding Hazardous Materials or Wastes which were present upon the Premises prior to the date on which Lundgren Bros. Construction, Inc., is no longer fee owner of the Premises, and shall continue in full force and effect as long as Indemnitee retains an estate or interest in the Premises or so long as Indemnitee shall have liability by reason of having held such estate or interest in the Premises. Such undertaking to indemnify Indemnitee shall in no event be limited, terminated or extinguished by, or merged into, the exercise of any of Indemnitee's remedies under the documents evidencing and securing the Loan (hereinafter collectively referred to as the "Security Documents"). Except as may be otherwise expressly agreed in writing, the liability of any party under this Agreement shall in no way be limited or impaired by any amendment or modification of the provisions of any Security Documents to or with Indemnitee, Indemnitors or any person who succeeds Lundgren Bros. Construction, Inc., as owner of the Premises. In addition, the liability of any party under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by any of the Security Documents, (ii) any sale, assignment or foreclosure of any Security Documents or any sale or transfer of all or any part of the Premises, (iii) any exculpatory provision in any of the Security Documents limiting Indemnitee's recourse to property encumbered by the Security Documents or to any other security, or limiting Indemnitee's rights to a deficiency judgment against the Indemnitors except as otherwise expressly provided in the Security Documents, (iv) the release of the Indemnitors or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Security Documents by operation of law, Indemnitee's voluntary act, or otherwise,
                  (v) the release or substitution in whole or in part of any security for the Loan, (vi) Indemnitee's failure to record or file any Security Document (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loan; and, in any such case, whether with or without notice of Indemnitors and with or without consideration, (vii) any limitation of liability language in any Security Documents, unless such limitation of liability language expressly limits liability hereunder or with respect hereto, or (viii) repayment of the Loan.

         4. No provision of this Agreement may be changed, waived, discharged or terminated verbally or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         5. Except as herein provided, this Agreement shall be binding upon the Indemnitors and their respective successors and assigns and shall inure to the benefit of Indemnitee and its successors and assigns. The indemnity of the Indemnitors hereunder shall be binding on all successors in interest of Indemnitors and on each and every transferee of the Premises.

         6. This Agreement and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Minnesota.

         7. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt. Any such notice shall be sent to the respective party's addresses as set forth below or to such other address as such party may, by notice in writing, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail or one (1) day after the sending thereof by overnight carrier.

         8. The indemnities given in this Agreement are in addition to and separate from those set forth in the Security Documents. The indemnities given in this Agreement are not given as security for repayment of the Loan and shall fully survive repayment of the Loan.

         9. The indemnities, promises and agreements herein shall be construed to be and are hereby declared to be joint and several in each and every particular and shall be fully binding upon and enforceable against any or all of such parties or persons, and neither the dissolution, the death nor release of any person or party to this Agreement shall affect or release the joint and several liability of any other person or party.

         IN WITNESS WHEREOF, Indemnitors have executed this Agreement as of the _____ day of April, 1997.

                                  LUNDGREN BROS. CONSTRUCTION, INC.,
                                  a Minnesota corporation

                                  By: _________________________________
                                           Peter Pflaum
                                  Its:     Chief Executive Officer
                                  Address:          935 East Wayzata Boulevard
                                                    Wayzata, Minnesota 55391
                                  Telephone No.:______________________________



                                  ___________________
                                  Edmund M. Lundgren
                                  Home Address:___________________
                                                __________________
                                  Home Telephone No.:_____________

                                  ___________________
                                  Allan T. Lundgren
                                  Home Address:___________________
                                                __________________
                                  Home Telephone No.:_____________

                                  ___________________
                                  Peter Pflaum
                                  Home Address:___________________
                                                __________________
                                  Home Telephone No.:_____________

                                  ___________________
                                  Patrick C. Wells
                                  Home Address:___________________
                                                __________________
                                  Home Telephone No.:_____________

                                  ___________________
                                  Gerald T. Lundgren
                                  Home Address:___________________
                                                __________________
                                  Home Telephone No.:_____________


                                   EXHIBIT "A"
                                LEGAL DESCRIPTION

Parcel I:

Lot 9, Block 2, Plum Tree 2nd Addition, according to the recorded plat thereof, Hennepin County, Minnesota.

Abstract property and Torrens Certificate Number: 843902

Parcel II:

Lot 8, Block 1, The Woodwinds 4th Addition, according to the recorded plat thereof, Dakota County, Minnesota.

Abstract.


Parcel III:

Lot 10, Block 2, The Woodwinds 5th Addition according to the recorded plat thereof, Dakota County, Minnesota.

Abstract.